Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER		YEAR-TO-DATE
	2026	2025	2026	2025
NET SALES	$3,960.7	$3,945.2	$7,807.1	$7,689.8
COSTS AND EXPENSES
Cost of sales	2,654.9	2,878.7	5,344.0	5,502.5
Gross profit	1,305.8	1,066.5	2,463.1	2,187.3
% of Net Sales	33.0%	27.0%	31.5%	28.4%
Selling, general and administrative	947.9	873.1	1,831.9	1,740.1
% of Net Sales	23.9%	22.1%	23.5%	22.6%
Other - net	52.9	67.7	94.8	115.2
(Gain) loss on sales of businesses	(273.7)	—	(270.6)	0.3
Asset impairment charges	5.3	—	28.0	—
Restructuring charges	15.1	18.8	60.0	20.0
Income from operations	558.3	106.9	719.0	311.7
Interest - net	59.3	80.2	135.2	157.4
EARNINGS BEFORE INCOME TAXES	499.0	26.7	583.8	154.3
Income taxes	147.7	(75.2)	172.9	(38.0)
NET EARNINGS	$351.3	$101.9	$410.9	$192.3

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.34	$0.67	$2.72	$1.27
Diluted	$2.33	$0.67	$2.71	$1.27

DIVIDENDS PER SHARE OF COMMON STOCK	$0.83	$0.82	$1.66	$1.64

WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	150,130	151,231	150,800	151,122
Diluted	150,648	151,728	151,401	151,711

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	July 4, 2026	January 3, 2026
ASSETS
Cash and cash equivalents	$592.4	$280.1
Accounts and notes receivable, net	1,471.0	919.7
Inventories, net	3,896.5	4,157.1
Current assets held for sale	—	262.4
Other current assets	383.8	359.7
Total current assets	6,343.7	5,979.0
Property, plant and equipment, net	1,707.5	1,831.8
Goodwill and other intangibles, net	10,289.4	10,374.8
Long-term assets held for sale	—	1,273.9
Other assets	1,752.9	1,784.2
Total assets	$20,093.5	$21,243.7

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$—	$605.6
Current maturities of long-term debt	53.7	554.8
Accounts payable	2,422.3	2,163.0
Accrued expenses	1,953.1	1,878.1
Current liabilities held for sale	—	44.2
Total current liabilities	4,429.1	5,245.7
Long-term debt	4,704.2	4,703.3
Long-term liabilities held for sale	—	9.4
Other long-term liabilities	2,001.4	2,230.7
Shareowners’ equity	8,958.8	9,054.6
Total liabilities and shareowners' equity	$20,093.5	$21,243.7

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2026	2025	2026	2025
	OPERATING ACTIVITIES
	Net earnings	$351.3	$101.9	$410.9	$192.3
	Depreciation	101.8	92.7	186.2	183.8
	Amortization	27.6	37.4	56.2	74.7
	(Gain) loss on sales of businesses	(273.7)	—	(270.6)	0.3
	Asset impairment charges	5.3	—	28.0	—
	Changes in working capital[1]	282.1	127.6	(106.7)	(341.4)
	Other	268.7	(145.3)	70.3	(315.4)
	Net cash provided by (used in) operating activities	763.1	214.3	374.3	(205.7)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(64.9)	(79.6)	(123.4)	(144.6)
	Proceeds from sales of businesses, net of cash sold	1,814.6	—	1,814.7	5.0
	Payments on long-term debt	—	(0.3)	(500.1)	(500.3)
	Net short-term commercial paper (repayments) borrowings	(1,750.2)	(98.2)	(604.8)	1,038.0
	Purchases of common stock for treasury	(252.1)	(0.8)	(267.4)	(12.5)
	Cash settlement on forward stock purchase contract	(125.0)	—	(125.0)	—
	Cash dividends on common stock	(124.3)	(124.0)	(250.3)	(248.5)
	Other	4.0	12.7	11.1	17.0
	Net cash (used in) provided by investing and financing activities	(497.9)	(290.2)	(45.2)	154.1
	Effect of exchange rate changes on cash	(5.6)	42.6	(12.5)	74.1
	Increase (decrease) in cash, cash equivalents and restricted cash	259.6	(33.3)	316.6	22.5
	Cash, cash equivalents and restricted cash, beginning of period	344.4	348.6	287.4	292.8
	Cash, cash equivalents and restricted cash, end of period	$604.0	$315.3	$604.0	$315.3

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$763.1	$214.3	$374.3	$(205.7)
	Less: capital and software expenditures	(64.9)	(79.6)	(123.4)	(144.6)
	Free cash flow (before dividends)	$698.2	$134.7	$250.9	$(350.3)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		July 4, 2026	January 3, 2026
	Cash and cash equivalents	$592.4	$280.1
	Restricted cash included in Other current assets	11.6	7.3
	Cash, cash equivalents and restricted cash	$604.0	$287.4

[1]	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
[2]	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2026	2025	2026	2025
	NET SALES
	Tools & Outdoor	$3,564.3	$3,461.4	$6,899.9	$6,742.3
	Engineered Fastening[1]	396.4	483.8	907.2	947.5
	Total	$3,960.7	$3,945.2	$7,807.1	$7,689.8

	SEGMENT PROFIT [2]
	Tools & Outdoor	$389.0	$238.1	$665.0	$527.3
	Engineered Fastening[1]	$51.6	$35.0	$112.5	$74.0

	CORPORATE OVERHEAD [2]	$(82.7)	$(79.7)	$(146.3)	$(154.1)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	10.9%	6.9%	9.6%	7.8%
	Engineered Fastening[1]	13.0%	7.2%	12.4%	7.8%

1	On April 6, 2026, the Company completed the previously announced sale of its Consolidated Aerospace Manufacturing (“CAM”) business. Based on management’s commitment to sell this business, the assets and liabilities related to CAM were classified as held for sale on the Company’s Condensed Consolidated Balance Sheets as of January 3, 2026. For the three months ended July 4, 2026, the net sales and segment profit for Engineered Fastening did not include results of the CAM business. For the six months ended July 4, 2026, net sales and segment profit for Engineered Fastening included $117.0 million and $22.0 million, respectively, related to the CAM business.
2	Segment profit is defined as net sales minus cost of sales and SG&A (aside from corporate overhead expenses). The corporate overhead element of SG&A, which is not allocated to the business segments for purposes of determining segment profit, consists of the costs associated with the executive management team and expenses related to centralized functions that benefit the entire Company but are not directly attributable to the business segments, such as legal and corporate finance functions, as well as expenses for the world headquarters facility.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		SECOND QUARTER 2026
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,305.8	$28.7	$1,334.5
	% of Net Sales	33.0%		33.7%
	Selling, general and administrative	947.9	(3.0)	944.9
	% of Net Sales	23.9%		23.9%
	Earnings before income taxes	499.0	(221.3)	277.7
	Income taxes[2]	147.7	(105.7)	42.0
	Net earnings	351.3	(115.6)	235.7
	Diluted earnings per share of common stock	$2.33	$(0.76)	$1.57

		SECOND QUARTER 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$1,066.5	$20.0	$1,086.5
	% of Net Sales	27.0%		27.5%
	Selling, general and administrative	873.1	(52.6)	820.5
	% of Net Sales	22.1%		20.8%
	Earnings before income taxes	26.7	83.0	109.7
	Income taxes[2]	(75.2)	21.8	(53.4)
	Net earnings	101.9	61.2	163.1
	Diluted earnings per share of common stock	$0.67	$0.41	$1.08

[1]	The Non-GAAP 2026 and 2025 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2026
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$2,463.1	$33.9	$2,497.0
	% of Net Sales	31.5%		32.0%
	Selling, general and administrative	1,831.9	(10.7)	1,821.2
	% of Net Sales	23.5%		23.3%
	Earnings before income taxes	583.8	(140.3)	443.5
	Income taxes[2]	172.9	(87.3)	85.6
	Net earnings	410.9	(53.0)	357.9
	Diluted earnings per share of common stock	$2.71	$(0.35)	$2.36

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments	Non-GAAP[1]
	Gross profit	$2,187.3	$36.7	$2,224.0
	% of Net Sales	28.4%		28.9%
	Selling, general and administrative	1,740.1	(74.6)	1,665.5
	% of Net Sales	22.6%		21.7%
	Earnings before income taxes	154.3	114.5	268.8
	Income taxes[2]	(38.0)	29.3	(8.7)
	Net earnings	192.3	85.2	277.5
	Diluted earnings per share of common stock	$1.27	$0.56	$1.83

[1]	The Non-GAAP 2026 and 2025 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods. See further detail on Non-GAAP adjustments on page 16.
[2]	Income taxes attributable to Non-GAAP adjustments are determined by calculating income taxes on pre-tax earnings, both inclusive and exclusive of Non-GAAP adjustments, taking into consideration the nature of the Non-GAAP adjustments and the applicable statutory income tax rates.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		SECOND QUARTER 2026
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$389.0	$30.5	$419.5
	Engineered Fastening	$51.6	$0.1	$51.7

	CORPORATE OVERHEAD	$(82.7)	$1.1	$(81.6)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	10.9%		11.8%
	Engineered Fastening	13.0%		13.0%

		SECOND QUARTER 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$238.1	$38.4	$276.5
	Engineered Fastening	$35.0	$17.3	$52.3

	CORPORATE OVERHEAD	$(79.7)	$16.9	$(62.8)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.9%		8.0%
	Engineered Fastening	7.2%		10.8%

1	The 2026 Non-GAAP adjustments for the Tools & Outdoor segment relate primarily to footprint actions. The 2025 Non-GAAP adjustments for the business segments relate primarily to separation benefit costs associated with a voluntary retirement program as well as footprint actions and other costs associated with the supply chain transformation. The 2025 Non-GAAP adjustments for Corporate overhead primarily consist of voluntary retirement program costs and transition services costs related to previously divested businesses. See further discussion on page 16.
2	The Non-GAAP 2026 and 2025 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2026
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$665.0	$43.1	$708.1
	Engineered Fastening	$112.5	$0.3	$112.8

	CORPORATE OVERHEAD	$(146.3)	$1.2	$(145.1)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.6%		10.3%
	Engineered Fastening	12.4%		12.4%

		YEAR-TO-DATE 2025
		GAAP	Non-GAAP Adjustments[1]	Non-GAAP[2]
	SEGMENT PROFIT
	Tools & Outdoor	$527.3	$63.4	$590.7
	Engineered Fastening	$74.0	$25.0	$99.0

	CORPORATE OVERHEAD	$(154.1)	$22.9	$(131.2)

	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.8%		8.8%
	Engineered Fastening	7.8%		10.4%

1	The 2026 Non-GAAP adjustments for the Tools & Outdoor segment relate primarily to footprint actions. The 2025 Non-GAAP adjustments for the business segments relate primarily to separation benefit costs associated with a voluntary retirement program as well as footprint actions and other costs associated with the supply chain transformation. The 2025 Non-GAAP adjustments for Corporate overhead primarily consist of voluntary retirement program costs and transition services costs related to previously divested businesses. See further discussion on page 16.
2	The Non-GAAP 2026 and 2025 business segment and corporate overhead information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results and business trends aside from the material impact of certain gains and charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS TO EBITDA
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2026	2025	2026	2025
Net earnings	$351.3	$101.9	$410.9	$192.3
% of Net Sales	8.9%	2.6%	5.3%	2.5%

Interest - net	59.3	80.2	135.2	157.4
Income taxes	147.7	(75.2)	172.9	(38.0)
Depreciation	101.8	92.7	186.2	183.8
Amortization	27.6	37.4	56.2	74.7
EBITDA[1]	$687.7	$237.0	$961.4	$570.2
% of Net Sales	17.4%	6.0%	12.3%	7.4%

Non-GAAP adjustments before income taxes	(221.3)	83.0	(140.3)	114.5

Less: Accelerated depreciation included in Non-GAAP adjustments before income taxes	20.7	1.8	20.7	4.7
Adjusted EBITDA[1]	$445.7	$318.2	$800.4	$680.0
% of Net Sales	11.3%	8.1%	10.3%	8.8%

SUMMARY OF NON-GAAP ADJUSTMENTS BEFORE INCOME TAXES
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2026	2025	2026	2025
Supply Chain Transformation Costs:
Footprint Rationalization[2]	$29.0	$5.4	$34.2	$12.0
Material Productivity & Operational Excellence	—	3.3	—	8.0
Voluntary retirement program[3]	(0.5)	11.9	(0.5)	11.9
Other charges	0.2	(0.6)	0.2	4.8
Gross profit	$28.7	$20.0	$33.9	$36.7

Supply Chain Transformation Costs:
Footprint Rationalization[2]	$2.3	$5.0	$8.9	$11.1
Complexity Reduction & Operational Excellence[4]	—	10.5	—	20.5
Transition services costs related to previously divested businesses	1.9	3.1	1.9	8.4
Voluntary retirement program[3]	(2.7)	33.5	(2.7)	33.5
Other charges	1.5	0.5	2.6	1.1
Selling, general and administrative	$3.0	$52.6	$10.7	$74.6

Income related to providing transition services to previously divested businesses	$(1.9)	$(3.5)	$(1.9)	$(10.3)
Voluntary retirement program[3]	—	6.2	—	6.2
Deal-related costs and other[5]	2.2	(11.1)	(0.4)	(13.0)
Other, net	$0.3	$(8.4)	$(2.3)	$(17.1)

(Gain) loss on sales of businesses	$(273.7)	$—	$(270.6)	$0.3
Asset impairment charges[6]	5.3	—	28.0	—
Restructuring charges	15.1	18.8	60.0	20.0
Non-GAAP adjustments before income taxes	$(221.3)	$83.0	$(140.3)	$114.5

Exhibit 99.2

1	EBITDA is earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA excluding certain gains and charges, as summarized above. EBITDA and Adjusted EBITDA, both Non-GAAP measures, are considered relevant to aid analysis and understanding of the Company’s operating results and ensures appropriate comparability to prior periods.
2	Footprint Rationalization costs in 2026 primarily relate to accelerated depreciation of manufacturing equipment driven by plants closed in the second quarter of 2026, as well as site transformation and re-configuration costs. Footprint Rationalization costs in 2025 primarily relate to site transformation and re-configuration costs. Facility exit costs related to site closures are reported in Restructuring charges.
3	In June 2025, the Company implemented a voluntary retirement program (“VRP”) to right-size the Company’s corporate and support functions to align with a more focused portfolio following recent divestitures and more streamlined operations as part of the supply chain transformation. The costs associated with the VRP relate to separation benefits provided to eligible employees who voluntarily retired from the Company.
4	Complexity Reduction & Operational Excellence costs in 2025 primarily related to third-party consulting fees to provide expertise in identifying business model changes and quantifying related cost savings opportunities within the Company’s Engineered Fastening business, developing a detailed program and related governance, and assisting the Company with the implementation of actions necessary to achieve the identified objectives.
5	Includes an $8.1 million gain on sale of a distribution center in the second quarter of 2025 as part of the supply chain transformation.
6	Asset impairment charges in 2026 relate to the write-down of assets associated with the exit of a Tools and Outdoor product line and related plant closure.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP REVENUE GROWTH TO NON-GAAP ORGANIC GROWTH
(Unaudited)

	SECOND QUARTER 2026
	GAAP Revenue Growth	Less: Acquisitions	Plus: Divestitures	Less: Product Line Transfer	Less: Strategic Outdoor Product Line Transition	Less: Currency	Non-GAAP Organic Growth[1]
Stanley Black & Decker	-%	-%	3%	-%	-1%	1%	3%
Tools & Outdoor	3%	-%	-%	-%	-1%	1%	3%
North America	3%	-%	-%	-%	-1%	-%	4%
Europe	-%	-%	-%	-%	-%	2%	-2%
Rest of World	8%	-%	-%	-%	-%	5%	3%
Engineered Fastening	-18%	-%	21%	-%	-%	-%	3%

1	Non-GAAP Organic Growth, as reconciled to GAAP Revenue Growth above, is utilized to describe the change in the Company’s net sales excluding the impacts of foreign currency fluctuations, acquisitions during their initial 12 months of ownership, divestitures, transfers of product lines between segments, and the strategic transition to a licensing model for gas walk-behind outdoor product lines (as previously communicated). Organic growth is also referred to as organic sales growth and organic revenue growth.